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                   The Prudential Investment Portfolios, Inc.
                        Prudential Active Balanced Fund

      Supplement to the Prospectus and Statement of Additional Information
                           as filed November 27, 2002

                         Supplement dated May 30, 2003
--------------------------------------------------------------------------------

   The information in this supplement supersedes any contrary information that may be contained either in the prospectus or in the statement of additional information (SAI) to which this supplement relates.

   Effective May 30, 2003, the Fund is permitted to invest in asset-backed securities, collateralized debt obligations (CDOs), credit-linked securities, swap transactions and options on swaps, as described below.

   The prospectus section generally entitled 'Other Investments and Strategies' is amended to add the following underlined language:

Asset-Backed Securities

   We may also invest in asset-backed securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, the Fund could suffer a loss on its investment. Some asset-backed securities that the Fund invests in may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.

The following disclosure is added to this section on page 10:

Collateralized Debt Obligations (CDOs)

   The Fund may invest in collateralized debt obligations (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment-grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of investable assets of the Fund. The term 'investable assets' in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes.

Credit-Linked Securities

   The Fund may invest in credit-linked securities. Credit-linked securities are securities with one or more embedded credit default swaps on corporate credits, which allows issuers of the securities to transfer specific credit risk of the asset referenced in the credit default swap(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity.

   The disclosure in this section is amended to state that the derivatives in which the Fund may invest also include swaps and swap options. The following disclosure is also added to this section:

Swap Transactions

   The Fund may enter into swap transactions. Swap transactions are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard 'swap' transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, Credit Default Swaps, Interest Rate Swaps, Total Return and Index Swaps and Currency Exchange Swaps.





MF185C1

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Swap Options

   The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms.

   The options disclosure in this section is amended to state that the options the Fund may purchase and sell include options on swaps.

   The chart in this section generally entitled 'Investment Risks' is amended to note that asset-backed securities are also subject to prepayment risk, as well as to add the following disclosure after the derivatives disclosure:

         Investment Type
       % of Fund's Assets                     Risks                     Potential Rewards
   Collateralized Debt             -- The CDO's underlying         -- Greater diversification
   Obligations (CDOs)              obligations may not be          than direct investment in
   Up to 5% of investable          authorized investments for      debt instruments
   assets                          the Fund                        -- May offer higher yield
                                   -- A CDO is a derivative,       due to their structure
                                   and is subject to credit,
                                   liquidity and market risks,
                                   as well as price volatility
                                   -- Limited liquidity
                                   because of transfer
                                   restrictions and lack of an
                                   organized trading market


   Credit-Linked Securities        -- The issuer of the            -- Regular stream of
   Up to 15%                       credit-linked security may      payments
                                   default or become bankrupt      -- Greater diversification
                                   -- Credit risk of the           than direct investments in
                                   corporate credits               assets
                                   underlying the credit           -- May offer higher yields
                                   default swaps                   due to their structure
                                   -- Typically privately
                                   negotiated transactions,
                                   resulting in limited
                                   liquidity or no liquidity
                                   -- See market risk,
                                   prepayment risk

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   The chart is also amended to add the following underlined disclosure, and to delete certain language as indicated:

         Investment Type
       % of Fund's Assets                     Risks                     Potential Rewards
   Derivatives (including          -- The value of derivatives     . . .
   swaps)                          (such as futures, options,      -- Derivatives used for
   Percentage varies               foreign currency forwards       return enhancement purposes
                                   contracts and swaps) that       involve a type of leverage
                                   are used to hedge a             and could generate
                                   portfolio security . . .        substantial gains at low
                                   -- Derivatives may not have     cost
                                   the intended effects . . .      . . .
                                   -- The other party to a         -- Hedges that correlate
                                   derivatives contract could      well with an underlying
                                   default                         position can increase or
                                   -- Derivatives can increase     enhance investment income
                                   share price volatility and      or capital gains at low
                                   derivatives that involve        cost
                                   leverage could magnify
                                   losses
                                   -- May be difficult to
                                   value precisely or sell at
                                   the time or price desired
                                   -- Certain types of
                                   derivatives involve costs
                                   to the Fund that can reduce
                                   returns

   The SAI cover page is amended to add the underlined disclosure:

   Each Fund also may engage in various derivative transactions, such as using swap transactions and options on swaps (in the case of the Active Balanced
Fund), options on stocks, stock indexes and foreign currencies . . .

   The SAI section generally entitled 'Description of the Funds, Their Investments and Risks' is amended to add the following underlined disclosure on page B-5:

Asset-Backed Securities

    . . . Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity . . . If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

   The Active Balanced Fund is also permitted to invest up to 15% of its net assets plus any borrowings for investment purposes ('investable assets') in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds (see 'Description of the Funds, Their Investments and Risks--'Lower-Rated and Unrated Debt Securities' for risks associated with junk bonds).

   These asset-backed securities often have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself.

As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

   The SAI section generally entitled 'Description of the Funds, Their Investments and Risks' is amended to add the following disclosure after the paragraph entitled 'Types of Credit Enhancement' on page B-5:

Collateralized Debt Obligations (CDOs)

   The Active Balanced Fund may invest up to 5% of its investable assets in collateralized debt obligations (CDOs). In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund.

   The portfolio underlying the CDO security is subject to investment guidelines. However, if the Fund invests in a CDO, it cannot monitor the underlying obligations of the CDO and is subject to the risk that the CDO's underlying obligations may not be authorized investments for the Fund.

   In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as price volatility. The market value of the underlying securities at any time will vary, and may vary substantially, from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition of the underlying securities, or in the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

   The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Credit-Linked Securities

   The Active Balanced Fund may invest up to 15% of its investable assets in credit-linked securities. Credit-linked securities are securities with one or more embedded credit default swaps on corporate credits, which allow issuers of the securities to transfer the specific credit risk of the asset referenced in the credit default swaps(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity.

   Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

   Credit-linked securities are also subject to the credit risk of the referenced corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund's principal investment would be reduced by the corresponding face value of the defaulted security.

   The market for credit-linked securities is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

   See 'Description of the Funds, Their Investments and Risks--Swap Transactions' for a description of additional risks associated with credit default swaps.

   The SAI section on page B-8 entitled 'Risk Management and Return Enhancement Strategies' is amended to add the underlined language:

   Each Fund also may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. . . . The Active Balanced Fund also may purchase and sell currency spot contracts and enter into swaps and options on swaps.

   The SAI section on page B-8 entitled 'Options on Securities' is amended to add the underlined paragraph in place of the one deleted as indicated:

   An option is covered if, in the case of a call option written by a Fund, the Fund (i) owns the underlying securities subject to the option, (ii) owns an option to purchase the underlying securities having a strike price equal to or less than the strike price of the call option written and an expiration date not earlier than the expiration date of the call option written or (iii) maintains with its custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities. With respect to a put written by a Fund, the put would be covered if the Fund segregated cash or liquid assets equivalent to the amount, if any, that the put is in-the-money.

   The SAI section on page B-12 entitled 'Foreign Currency Strategies--Special Considerations' will be amended to note that the Active Balanced Fund may invest in foreign currency exchange swaps.

   The SAI section on page B-14 entitled 'Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options' will be amended to include the following underlined disclosure:

   ... A Fund will not enter into futures contracts or related options if
(i) the aggregate initial margin and premiums exceed 5% of the market value of such Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5% and/or (ii) the aggregate 'notional value' (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the 'Alternative Commodity Trading Limits'). The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the Commodity Futures Trading Commission ('CFTC'). If this relief is modified or terminated, the Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term 'commodity pool operator' under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, the Fund may avail itself of this relief.

   The SAI section describing 'Swap Agreements' on page B-17 and B-18 is deleted and the disclosure on page B-15 is amended to add the following disclosure:

Swap Transactions

   The Funds may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or any equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio;
(2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

   The Active Balanced Fund may also enter into other types of swap transactions, including interest rate, total return and index, credit default and currency exchange swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Investment in each type of swap transaction is limited to 15% of the Active Balanced Fund's investable assets.

   Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard 'swap' transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on, or calculated with respect to, particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or 'swapped' between the parties are generally calculated with respect to a 'notional amount,' that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a 'basket' of securities representing a particular index or other investments or instruments.

   Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a 'net basis.' Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the 'net amount'). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

   To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

   For purposes of applying the Fund's investment policies and restrictions (as stated in the prospectus and SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

   Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, although the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation, to some extent increasing the liquidity of the swap market, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

   The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements.

   The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by 'eligible contract participants', which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

   Interest Rate Swap Transactions. The Active Balanced Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

   The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different form those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

   The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

   The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

   Credit Default Swap Transactions. The Active Balanced Fund may enter into credit default swap transactions. The 'buyer' in a credit default contract is obligated to pay the 'seller' a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or 'par value', of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

   The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

   Total Return & Index Swaps. The Active Balanced Fund may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

   Currency Exchange Swaps. The Active Balanced Fund may enter into currency exchange swaps. Currency exchange swaps may be used to exchange the returns (or differentials in rates of return) earned or realized on a particular foreign currency. The ability to enter into this type of swap transaction would be limited to the Fund's ability to invest in foreign currency-denominated securities.

   Swap Option Agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Active Balanced Fund may write
(sell) and purchase put and call swap options.

   For additional risks related to Swap Transactions, see 'Risks of Risk Management and Return Enhancement Strategies'.

   The SAI section on page B-15 entitled 'Risks of Risk Management and Return Enhancement Strategies' is amended to include swaps.